Share Class & Ticker	Class A HGSAX	Institutional Shares HGSIX	Summary Prospectus January 15, 2016

Huntington Global Select Markets Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.huntingtonfunds.com/prospectussummary. You can also get this information at no cost by calling 800-253-0412, by emailing a request to info@huntingtonfunds.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 30, 2015, as amended.

Fund Summary

Investment Objective	The Fund’s investment objective is to seek total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section at page 78 of this prospectus and in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares
Management Fees	1.00%	1.00%

Distribution (12b-1) Fees	None	0.25%

Other Expenses (including shareholder services fee)(1)	1.68%	1.68%

Acquired Fund Fees and Expenses	0.04%	0.04%

Total Annual Fund Operating Expenses	2.72%	2.97%

Fee Waivers and/or Expense Reimbursements(2)	(1.38)%	(1.38)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.34%	1.59%

(1)	“Other Expenses” have been restated to reflect expenses expected to be incurred during the current fiscal year.
(2)

The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.25% and 1.50% of the Institutional Shares and Class A Shares daily net assets, respectively, through April 30, 2017. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor may not cause the Fund’s total annual fund operating expenses to exceed the stated expense caps.

Not A Deposit * Not Insured By Any Government Agency * Not FDIC Insured * No Bank Guarantee * May Lose Value

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$136	$644	$1,251	$2,895
Class A Shares	$629	$1,160	$1,786	$3,465

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategy

The Fund normally pursues its investment objective by investing in equity and fixed income securities in the United States and in developed and emerging markets throughout the world. The proportions of the Fund’s assets invested in equity and fixed income securities vary based on the Advisor’s interpretation of economic conditions and underlying securities values. The Advisor generally allocates the Fund’s investments across different countries and regions, and under normal market conditions, the Fund invests significantly (at least 40% — unless market conditions are not deemed favorable by the Advisor, in which case the Fund invests at least 30%) in securities of issuers based outside the United States. The Fund may invest in equity and fixed income securities of issuers of any market capitalization.

The Advisor will employ continuous “top-down” macro economic analysis to identify those countries believed to have the best prospects for sustainable growth. A “bottom up” process will then identify securities expected to provide what the Advisor believes will be superior risk-adjusted returns in those countries. By investing in equities and fixed income securities in developed and emerging markets, the Fund seeks to moderate volatility compared to investing solely in emerging market equities. The Fund has no maturity restrictions on the fixed income securities in which it invests.

As part of its emerging markets equity strategy, the Fund’s Sub-Advisor (as defined below) utilizes a currency overlay program designed to neutralize currency risk, which can be a significant drag on portfolio returns if unhedged. The overlay process is fully systematic except at times of exceptional or projected market stress, when management of the Sub-Advisor has discretion to override the model. The Sub-Advisor uses a four-factor dynamic hedging model, with hedge ratios normally updated on a weekly basis. Instruments used in this currency overlay are spot and forward contracts (both deliverable and non-deliverable). Options or similar derivatives are not utilized within the currency overlay program.

The Fund may also invest in exchange-traded funds (“ETFs”) to gain exposure to developed and emerging markets as an alternative to investing directly in equity and fixed income securities.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Manager Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: Bar Chart for Institutional Shares and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.

The annual returns in the bar chart which follows are for the Institutional Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

Updated performance information will be available at www.huntingtonfunds.com, or by calling 800-253-0412.

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q3 2010 Q3 2011	16.86 (21.81	% )%

Average Annual Total Return Table (for the periods ended December 31, 2014)

	1 Year	5 Year	Since Class Inception*
Global Select Markets Fund — Institutional Shares
Returns before taxes	1.31%	2.83%	2.83%
Returns after taxes on distributions(1)	(2.01)%	1.96%	1.95%
Returns after taxes on distributions and sales of Institutional Shares(1)	3.46%	2.24%	2.24%
Global Select Markets Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	(3.72)%	1.57%	1.56%
Morgan Stanley Capital International Emerging Markets Index (MSCI-EM) (reflects no deduction for fees, expenses or taxes)(2)	(2.19)%	1.78%	1.96%

(1)

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2)

The MSCI-EM is a market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

*	Since December 30, 2009.

Investment Advisor, Sub-Advisor and Portfolio Managers

The Advisor is Rational Advisors, Inc. and the Fund’s Sub-Advisor is The Cambridge Strategy (Asset Management) Limited (“Cambridge” or the “Sub-Advisor”). Members of the Sub-Advisor’s portfolio management team manage the Fund. Mike Newton, Chief Investment Officer of the Sub-Advisor; Edward Baker, Executive Chairman of the Sub-Advisor; Samuel Kwong, Senior Portfolio Manager of the Sub-Advisor; Mathias Wikberg, Senior Portfolio Manager of the Sub-Advisor; and Walid Khalfallah, Senior Portfolio Manager of the Sub-Advisor, serve as the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have served as Portfolio Managers of the Fund since 2016.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A and Institutional Shares is $1,000. For Class A Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at 800-253-0412; by check payable to the Huntington Global Select Markets Fund and applicable Share class (for example, Huntington Global Select Markets Fund Class A Shares) (Mail to: The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (please call the Trust at 800-253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at 800-253-0412, or by calling your Investment Professional; or by mail to the Huntington Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (“IRA”).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HUNT-SUM-GSM-0116